Supplement dated August 1, 2007 to
Madison Mosaic Equity Trust Prospectus dated May 1, 2007, Investors, Mid-Cap, Balanced and Foresight Funds

The following three paragraphs are added on page 10, second column, following the end of the existing carryover paragraph:

We may incur certain additional costs or expenses that are paid solely by us and are not charged to the shareholders or to the Trust’s funds relating to their distribution. Regardless of payments we make for distribution (or to third parties in order for the Trust’s funds to be available to potential shareholders through a variety of institutions or so-called “distribution channels”), our belief is that shareholders should only invest in the Trust based solely on the merits of our funds. Our intention in expanding the distribution channels for the Trust’s funds is to make them available to all investors for which they are suitable investment choices. Such qualifying dealers incur marketing support expenses of including Madison Mosaic funds in their trading platforms, including business planning assistance, educating personnel about Madison Mosaic and shareholder planning. In light of the above, we desire to provide the following disclosures:

We may share with authorized distributors certain marketing expenses or pay for the opportunity to distribute the Trust’s funds, sponsor informational meetings, seminars, support for marketing materials or business building programs. We or our affiliates may pay amounts from our own resources to third parties, including brokerage firms, banks, distributors, retirement plan service providers, and other financial intermediaries for providing record keeping, subaccounting, transaction processing and other administrative services. These payments are in addition to any fees that may be paid by us under the Trust’s Services Agreement (described below) for these types of or other services, although they don’t change the amount that the Trust pays under the Services Agreement.

We determine the amount of these payments from time to time and they may differ among financial intermediaries. These payment arrangements will not, however, change the price you pay for shares of Madison Mosaic funds or the amount that we or any fund receives on behalf of any investor. Payments we make to distributors may provide incentives for them to make shares of the Trust available to their customers and may allow the Trust greater access to their customers than would be the case if no payments were paid. However, you may wish to consider whether such arrangements exist when evaluating any recommendations from your advisors to purchase or sell shares of the Trust.